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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  -------------



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 29, 2001



                               PURINA MILLS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                        33-66606              76-0407288
---------------------------------    ------------------     --------------------
 (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation                File Number)          Identification No.)

1401 South Hanley Road, St. Louis, Missouri                        63144
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (314) 768-4100
                                                     --------------



________________________________________________________________________________
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         Purina Mills, Inc. issued a press release on May 29, 2001, a copy of which is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None.
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None.
                  -------------------------------

         (c)      Exhibits:
                  --------

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  99.1     Press release, dated May 29, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PURINA MILLS, INC.



                                  By: /s/ Brad J. Kerbs
                                     -------------------------------
                                     Name:    Brad J. Kerbs
                                     Title:   President and
                                              Chief Executive Officer

Dated:  May 29, 2001



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                                INDEX TO EXHIBITS
                                -----------------

         EXHIBIT
         NUMBER            EXHIBIT
         ------            -------

            99.1           Press release, dated May 29, 2001.